UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  February 13, 2012

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53173	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Broadway, 6th Floor

Cambridge, MA 02139

 (Address of principal executive offices) (Zip Code)

(617) 551-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement.

On February 13, 2012, Radius Health, Inc. (the “Company”) entered into a Second Amended and Restated Stockholders’ Agreement (the “Amended Stockholders’ Agreement”) among the Company and its stockholders.  The Amended Stockholders’ Agreement shall become effective immediately prior to, and contingent upon, the automatic conversion of all of the preferred stock of the Company upon the listing of the Company’s common stock on a national securities exchange.

The Amended Stockholders’ Agreement will amend and restate that certain Amended and Restated Stockholders’ Agreement, dated May 17, 2011, among the Company and the stockholder parties thereto (as amended, the “Prior Agreement”), to provide, among other things, for the following:

•                  Demand and piggyback registration rights, which replace the registration rights provisions in the Prior Agreement;

•                  The deletion of references to the Company’s preferred stock, all of which will have converted into common stock automatically upon the listing of the Company’s common stock on a national securities exchange.

•                  The deletion of sections of the Prior Agreement that terminate automatically upon the occurrence of a Qualified Public Offering (as defined in the Prior Agreement), including the right of first refusal held by certain stockholders with respect to future issuances of the Company’s securities.

•                  The deletion of sections of the Prior Agreement that terminate automatically upon the listing of the Company’s common stock on a national securities exchange, including:

•                  requirements relating to director and officer insurance, business insurance and management compensation;

•                  director election provisions; and

•                  price-based stock transfer restrictions.

The foregoing summary of the Amended Stockholders’ Agreement is qualified in its entirety by reference to the full text of the Amended Stockholders’ Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

See the Exhibit Index, which immediately follows the signature page hereof and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2012

Radius Health, Inc.

	By:	/s/ B. Nicholas Harvey
Name: B. Nicholas Harvey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Second Amended and Restated Stockholders’ Agreement, dated as of February 13, 2012, by and among the Company and the stockholders party thereto